Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CASTLE BIOSCIENCES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CASTLE BIOSCIENCES, INC. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 13, 2019 (the “First Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and CASTLE BIOSCIENCES, INC., a Delaware Corporation with offices located at 820 S. Friendswood, Suite 201, Friendswood, TX 77546 (“Borrower”).

WHEREAS, Collateral Agent, Borrower and the Lenders party to the Loan Agreement from time to time have entered into that certain Loan and Security Agreement, dated as of November 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, the Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.	Borrower hereby reaffirms the security interest granted by Borrower previously in Section 4.1 of the Loan Agreement with respect to the Collateral.

3.	Section 2.2(a) of the Loan Agreement is hereby amended and restated as follows:

“(a)          Availability.  (i) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate amount of Twenty Million Dollars ($20,000,000) according to each Lender’s Initial Term  Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Initial Term Loan”, and collectively as the “Initial Term Loans”).  After repayment, no Initial Term Loan may be re‑borrowed.

(ii)          Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on June 13, 2019, to make term loans to Borrower in an aggregate amount up to Five Million Dollars ($5,000,000) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Initial Term Loan or Term B Loan is hereinafter referred to singly as a “Term Loan” and the Initial Term Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term B Loan may be re‑borrowed.”

4.	Section 2.3 of the Loan Agreement is hereby amended and restated as follows:

“2.3          Reserved.”

5.	Section 2.4(a) of the Loan Agreement is hereby amended and restated as follows:

“(a)          Interest Rate.  Subject to Section 2.4(b), the principal amount of the outstanding Credit Extensions shall accrue interest at a floating per annum rate equal to the Basic Rate, determined by Collateral Agent on the Funding Date of the applicable Credit Extension and thereafter, which interest shall be payable monthly in arrears in accordance with Sections 2.2(b), 2.3(b) and 2.4(e).

 Interest shall accrue on each Credit Extension commencing on, and including, the Funding Date of such Credit Extension, and shall accrue on the principal amount outstanding under such Credit Extension through and including the day on which such Credit Extension is paid in full.”

6.	Section 2.5 of the Loan Agreement is hereby amended and restated as follows:

“2.5          Secured Promissory Notes.  The Term Loans shall be evidenced by Secured Promissory Notes in the form attached as Exhibit D hereto (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement.  Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Credit Extension or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment.  The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due.  Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.”

7.	Sections 2.6(c) and 2.6(d) of the Loan Agreement is hereby amended and restated as follows:

“(c)          Reserved.”

“(d)          Reserved.”

8.	Section 3.1(c) of the Loan Agreement is hereby amended and restated as follows:

“(c)          duly executed original Secured Promissory Notes in favor of each Lender according to its Term Loan Commitment Percentage;”

9.	Sections 3.2(d) and 3.2(e) of the Loan Agreement is hereby amended and restated as follows:

“(d)          Reserved.”

“(e)          Reserved.”

10.	Section 3.2(f) of the Loan Agreement is hereby amended and restated as follows:

“(f)          to the extent not delivered at the Effective Date, duly executed original Secured Promissory Notes and Warrants, in number, form and content acceptable to each Lender, and in favor of each Lender according to its Term Loan Commitment Percentage, as applicable, with respect to each Credit Extension made by such Lender after the Effective Date; and”

11.	Section 3.4(b) of the Loan Agreement is hereby amended and restated as follows:

“(b)          Reserved.”

12.	Section 5.9 of the Loan Agreement is hereby amended and restated as follows:

“5.9          Use of Proceeds.  Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.

A portion of the proceeds of the Term Loans shall be used by Borrower to repay the Existing Indebtedness in full on the Effective Date.  A portion of the proceeds of the Term B Loans shall be used by Borrower to repay all outstanding revolving advance in full on June 13, 2019.”

13.	Section 5.10 of the Loan Agreement is hereby amended and restated as follows:

“5.10          Reserved.”

14.	Sections 6.2(a)(ix) and 6.2(a)(x) of the Loan Agreement is hereby amended and restated as follows:

“(ix)          within thirty (30) days after the end of each month aged listings of accounts receivable and accounts payable (by invoice date);”

“(x)          Reserved.”

15.	Section 6.10 of the Loan Agreement is hereby amended and restated as follows:

“6.10          Financial Covenant. Borrower shall achieve the following, to be tested as of the last day of the applicable month, on a consolidated basis with respect to Borrower and its Subsidiaries:

(i)          Revenues for the three months ended at the end of the applicable month set forth below of at least:

Trailing 3-Month Period Ending	Minimum Trailing 3 Months Revenue ([***]% of Plan)
4/30/2019	$[***]
5/31/2019	$[***]
6/30/2019	$[***]
7/31/2019	$[***]
8/31/2019	$[***]
9/30/2019	$[***]
10/31/2019	$[***]
11/30/2019	$[***]
12/31/2019	$[***]

, and thereafter, the required revenues of Borrower shall be determined by Collateral Agent and the Lenders upon receipt and review by Collateral Agent and the Lenders of Borrower’s Annual Projections delivered in accordance with Section 6.2(a)(iii); provided that such required revenues shall be (i) based on a minimum requirement of at least [***] percent ([***]%) of Borrower’s board of directors-approved revenue plan (provided that such plan is acceptable to Collateral Agent and the Lenders), (ii) in no event less than the amounts required hereunder with respect to the [***], and (iii) at such levels that [***].  Collateral Agent, Borrower and the Lenders shall execute and deliver to each other an amendment to this Agreement which provides the terms of such Future Minimum Revenue Covenants no later than the earlier of (i) ten (10) days after Borrower’s receives such amendment from Bank, and (ii) February 28th of each year. It shall be an immediate Event of Default if Borrower, Collateral Agent and the Lenders (in each case acting reasonably) fail to enter into the aforementioned amendment on or prior to February 28th of each year.

GAAP revenue recognized from consolidated DecisionDx-CM Medicare claims in which a payment decision was awarded through an Administrative Law Judge appeal process shall not be part of GAAP revenue as measured by this performance-to-plan revenue covenant.”

16.	Section 6.14(b) of the Loan Agreement is hereby amended and restated as follows:

[***]=Certain Confidential Information Omitted

“(b)          Disputes.  Borrower shall promptly notify Collateral Agent and each Lender of all disputes or claims relating to Accounts in excess of [***] Dollars ($[***]).  Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Collateral Agent, with a copy to Lenders, in the Compliance Certificate; and (ii) no Event of Default has occurred and is continuing.”

17.	Section 6.14(c) of the Loan Agreement is hereby amended and restated as follows:

“(c)          Reserved.”

18.	Section 6.15 of the Loan Agreement is hereby amended and restated as follows:

“6.15          Remittance of Proceeds.  Deliver, in kind, all proceeds arising from the disposition of any Collateral to Collateral Agent, for the ratable benefit of the Lenders with respect to the Term Loan, in the original form in which received by Borrower not later than [***] ([***]) Business Days after receipt by Borrower, to be applied to the Obligations, (a) prior to an Event of Default, pursuant to the terms of Section 2.4(e) hereof, and (b) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, and other than pursuant to any transaction permitted under Section 7.1, Borrower shall not be obligated to remit to Collateral Agent the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of [***] Dollars ($[***]) or less (for all such transactions in any fiscal year).  Borrower agrees that it will not commingle proceeds of the dispositions of the Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Collateral Agent.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.”

19.	Section 8.1 of the Loan Agreement is hereby amended and restated as follows:

“8.1          Payment Default.  Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1 (a) hereof).  During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);”

20.	Section 9.4 of the Loan Agreement is hereby amended and restated as follows:

“9.4          Application of Payments and Proceeds.  Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents.  Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.  In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category.

[***]=Certain Confidential Information Omitted

Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise.  Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower.  Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent.  If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lenders’ claims.  To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis.  If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s security interest therein.”

21.	Section 12.6(a)(i) of the Loan Agreement is hereby amended and restated as follows:

“(i)          no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Term Loan Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;”

22.	Section 12.6(a)(iii) of the Loan Agreement is hereby amended and restated as follows:

“(iii)          no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan; (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize Borrower to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.6 or the definitions of the terms used in this Section 12.6 insofar as the definitions affect the substance of this Section 12.6; (F) consent to the assignment, delegation or other transfer by Borrower of any of its rights and obligations under any Loan Document or release Borrower of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment or Term Loan Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; or (I) amend any of the provisions of Section 12.10.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the preceding sentence;”

23.	Section 12.12 of the Loan Agreement is hereby amended and restated as follows:

“12.12          Cooperation of Borrower.  If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Credit Extension to an assignee in accordance with Section 12.1, (ii) make Borrower’s management available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Credit Extensions (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing), and (iii) assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Credit Extensions reasonably may request.  Subject to the provisions of Section 12.9, Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement.”

24.	Section 13.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety:

“Annual Revolving Line Monitoring Fee,” “Availability Amount,” “Borrowing Base,” “Borrowing Base Certificate,” “Eligible Accounts,” “Eligible CM Accounts,” “Eligible UV Accounts,” “Liquidity Ratio,” “Non-Use Fees,” “Overadvance,” “Quick Assets,” “Reserves,” “Revolving Advance,” “Revolving Line,” “Revolving Line Commitment,” “Revolving Line Commitment Percentage,” “Revolving Line Maturity Date,” “Revolving Line Priority Collateral,” “Streamline Period,” “Subject Month,” “Term Loan Priority Collateral,” “Testing Month”

25.	Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety:

“Basic Rate” is the floating per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight and fifty-five hundredths of one percent (8.55%) and (ii) the sum of (A) the thirty (30) day U.S. LIBOR rate reported in the Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (B) six and forty-eight hundredths of one percent (6.48%).  If The Wall Street Journal (or another nationally recognized rate reporting source acceptable to Collateral Agent) no longer reports the U.S. LIBOR Rate or if such interest rate no longer exists or if The Wall Street Journal no longer publishes the U.S. LIBOR Rate or ceases to exist, Collateral Agent may in good faith select a replacement interest rate or replacement publication, as the case may be.  Notwithstanding the foregoing, the Basic Rate for the Term Loan for the period from the Effective Date through and including November 30, 2018 shall not be less than 8.78688%.

“Credit Extension” is any Term Loan or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit.

“Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their Term Loans, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loans, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loans, Lenders holding at least sixty six percent (66%) of the aggregate outstanding principal balance of the Term Loans and, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its Term Loans, (B) each assignee or transferee of an Original Lender’s interest in the Term Loans, but only to the extent that such assignee or transferee is an Affiliate or Approved Fund of such Original Lender, and (C) any Person providing financing to any Person described in clauses (A) and (B) above; provided, however, that this clause (C) shall only apply upon the occurrence of a default, event of default or similar occurrence with respect to such financing.

26.	Section 13.1 of the Loan Agreement is hereby amended by inserting the following defined terms in alphabetical order therein:

Initial Term Loan” is defined in Section 2.2(a) hereof.

“Initial Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1.  “Initial Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Initial Term Loan Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Term B Loan” is defined in Section 2.2(a) hereof.

“Term B Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1.  “Term B Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Term B Loan Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

27.	Schedule 1.1 of the Loan Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1 attached hereto.

28.	Exhibit C of the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.

29.	Limitation of Amendment.

a.
The amendments set forth in Sections 3 through 28, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (ii) otherwise prejudice any right or remedy which the Lenders, or obligation which Borrower, may now have or may have in the future under or in connection with any Loan Document.

b.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

30.	Release by Borrower.

a.
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

b.	In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or releasing party.” (Emphasis added.)

c.
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in respect of the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

d.
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

e.	Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

i.
Except as expressly stated in this Amendment, neither Collateral Agent, the Lenders nor any agent, employee or representative of any of them has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

ii.	Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

iii.	The terms of this Amendment are contractual and not a mere recital.

iv.	This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

v.
Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold each harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

31.	To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Lenders as follows:

a.
Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and (ii) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

f.
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

32.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

33.
This Amendment shall be deemed effective as of the First Amendment Date upon (a) the due execution and delivery to Collateral Agent of this Amendment by each party hereto, (b) the due execution and delivery to Collateral Agent and the Lenders of the Term B Loan Secured Promissory Notes by each party hereto, and (c) Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

34.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

35.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

CASTLE BIOSCIENCES, INC.

By	/s/ Derek Maetzold
Name:	Derek Maetzold
Title:	President & CEO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

LENDER:

SILICON VALLEY BANK

By:	/s/ Kristine Rohmer
Name:	Kristine Rohmer
Title:	Vice President

SCHEDULE 1.1
Lenders and Commitments

	Initial Term Loans
Lender	Initial Term Loan Commitment	Initial Term Loan Commitment Percentage
OXFORD FINANCE LLC	$10,000,000.00	50.00%
SILICON VALLEY BANK	$10,000,000.00	50.00%
TOTAL	$20,000,000.00	100.00%

	Term B Loans
Lender	Term B Loan Commitment	Term B Loan Commitment Percentage
OXFORD FINANCE LLC	$2,500,000.00	50.00%
SILICON VALLEY BANK	$2,500,000.00	50.00%
TOTAL	$5,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Term Loan Commitment Percentage
OXFORD FINANCE LLC	$12,500,000.00	50.00%
SILICON VALLEY BANK	$12,500,000.00	50.00%
TOTAL	$25,000,000.00	100.00%

EXHIBIT C
Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender
FROM:	CASTLE BIOSCIENCES, INC.

The undersigned authorized officer (“Officer”) of CASTLE BIOSCIENCES, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)          Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b)          There are no Events of Default, except as noted below;

(c)          Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d)          Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, or obtain extensions thereof, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)          No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s).  The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier of 30 days of FYE or 7 Business Days of approval by Board), and when revised		Yes	No	N/A

4)	A/R & A/P agings	Monthly within 30 days		Yes	No	N/A

5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

6)	Security Holder reports and notices	Within 5 days of delivery		Yes	No	N/A

7)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

8)	IP Report	When required		Yes	No	N/A

9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

10)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?

1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

Financial Covenants

Covenant	Requirement		Actual	Compliance

Minimum Revenues (trailing three months)	Trailing trailing 3-month revenue period ending	Minimum 3 months ([***]% of plan)

	5/31/2019 6/30/2019 7/31/2019	$[_______] $[_______] $[_______]	[__%]	Yes	No

[Thereafter, at least [***]% of projections]

	[$_________]		[$________]

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

[***]=Certain Confidential Information Omitted

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than [***] Dollars ($[***])?	Yes	No

4)
Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.
		Yes	No

[***]=Certain Confidential Information Omitted

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.”  Attach separate sheet if additional space needed.)

CASTLE BIOSCIENCES, INC.

By
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status:	Yes	No